Exhibit 99.1

Altera Corporation 101 Innovation Drive San Jose, CA 95134 Phone: 408-544-7000

INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie	Anna Del Rosario
Vice President – Investor Relations	Director – Corporate Communications
Altera Corporation	Altera Corporation
(408) 544-6996	(408) 544-6397
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES THIRD QUARTER RESULTS

San Jose, Calif., November 6, 2006 — Altera Corporation (NASDAQ: ALTR) today announced third quarter 2006 sales of $341.2 million, up 2 percent from the second quarter of 2006 and 17 percent from the third quarter of 2005. New product sales increased 26 percent sequentially and were up 142 percent from the prior year’s third quarter.

Third quarter 2006 net income, on a generally accepted accounting principles (GAAP) basis, was $87.4 million, $0.24 per diluted share, compared with net income of $77.8 million, $0.21 per diluted share, in the third quarter of 2005. Non-GAAP net income, excluding the effects of stock-based compensation expense, was $97.8 million, $0.27 per diluted share, in the third quarter of 2006.

As previously announced, Altera temporarily suspended its stock repurchase program in May 2006. As a consequence, the company did not repurchase shares during the third quarter. Altera ended the quarter with $1.6 billion in cash and investments.

“Healthy new product growth in the third quarter continues to demonstrate the appeal of our leading edge devices. All of the products in this category, including the HardCopy® device family, grew sequentially and set new sales records,” said John Daane, president, chief executive officer, and chairman of the board. “Altera’s new product success over the past several years rests on unique programmable logic innovation that increases the attractiveness of our solutions and continues to add to our competitive strength.”

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Several recent accomplishments mark the company’s continuing progress:

•	Earlier in the quarter, Altera received the Excellent Supplier Award from Huawei Technologies Co., Ltd. This award recognizes Altera’s technology, product quality and responsiveness. The award is the highest form of recognition provided by Huawei to any programmable logic supplier in 2005. Altera supplies a broad range of products to Huawei, including Altera’s unique HardCopy structured ASIC solution for Huawei’s fixed network and transmission products. Customers across all of Altera’s markets are, like Huawei, increasingly utilizing the seamless migration from an Altera® FPGA-based prototype to a low-cost low-power HardCopy device for production. Altera is the only company to offer both high-end FPGAs and a structured ASIC for volume production.

In recognizing Altera, Huawei also noted Altera’s overall quality and supply chain management. Delivering high levels of customer responsiveness is a key element in Altera’s customer-centered business strategy and a significant contributor to Altera’s FPGA market share gains over the past several years.

•	The MAX® II CPLD family, with a unique Altera architecture that delivers lower cost and power compared to traditional CPLDs, continues to open up opportunities for Altera programmable logic. Toshiba Corporation recently selected a lead-free MAX II CPLD for its newest line of gigabeat portable media players. The MAX II family provided Toshiba not just lower power and cost, but reduced development time so that Toshiba could offer the first digital audio/video player supporting Japan’s one-segment TV and radio broadcasting services. “OneSeg” broadcasting allows users to view digital terrestrial video on a cell phone or other portable devices. For portable applications like the gigabeat media player, MAX II devices provide highly desirable flexibility and a low total solution cost compared to many traditional ASICS, ASSPs and discrete devices. While programmable logic has traditionally played a limited role in battery-powered systems, new products, like the MAX II family with its lower power and cost, are driving Altera into applications like the gigabeat media player, previously beyond the reach of a programmable solution.

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Business Outlook for the Fourth Quarter 2006

Altera provides guidance on both a GAAP and a non-GAAP basis, excluding stock-based compensation expenses. Inclusion of stock-based compensation charges in GAAP-based operating expense adds significantly to the volatility of actual versus expected expense due to volatility in our stock price, which we cannot predict. Additionally, these forecasts assume that the impact of the company’s non-qualified deferred compensation plan will be nil.

	GAAP	Non-GAAP
Sequential Sales	decline of 2% to 5%	—

Gross Margin	65% to 67%	—

Research and Development	$61 million	$55 million

SG&A	$76 million	$68 million

Other Income	$16 million	—

Tax Rate	15%	17%

Conference Call and Quarterly Update:

A conference call will be held today at 2:00 p.m. Pacific Time to discuss the quarter’s results and management’s outlook for the fourth quarter of 2006. The web cast and subsequent replay will be available in the investor relations section of the company’s web site at http://www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Altera’s fourth quarter business update will be issued in a press release available after the market close on December 5.

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Forward-Looking Statements

Statements in this press release that are not historical are “forward-looking statements” as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as “will”, “expects”, “anticipates”, or other words that imply or predict a future state. Forward-looking statements include any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section of this press release and comments relating to new products. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, customer business environment, market acceptance of the company’s products, the rate of growth of the company’s new products including the Stratix® II, Stratix II GX, Cyclone® II, MAX II and HardCopy device families, changes in the mix of our business between prototyping and production-based demand, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission from time to time. Copies of Altera’s SEC filings are posted on the company’s web site and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Use of Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. GAAP, this release and accompanying financial tables contain non-GAAP financial measures to exclude the effects of the non-cash stock-based compensation expense and the related tax effects of SFAS 123 (R), “Share-based Payment.” The non-GAAP financial measures are neither in accordance with, nor an alternative for, generally accepted accounting principles and may be different from similarly titled non-GAAP financial measures used by other companies. Accordingly, the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures included below should be carefully evaluated. Altera believes that the use of these non-GAAP financial measures, when shown in conjunction with corresponding GAAP financial measures, provide useful information to management and investors regarding financial and business trends relating to Altera’s financial condition and results of operations. Altera management uses these non-GAAP financial measures, in addition to the corresponding GAAP financial measures, to review Altera’s financial performance. Non-GAAP reporting represents relevant and useful information that is widely used by financial analysts, investors and other interested parties in our industry. Altera’s management believes this presentation is useful to investors in evaluating performance on a basis that is consistent and comparable with periods prior to the adoption of SFAS 123(R). Since expensing stock-based compensation expense does not require cash expenditures by the company, the company’s non-GAAP presentation that excludes these expenses may be a useful measure of the company’s performance. A reconciliation between GAAP and non-GAAP financial results is provided on pages 6 to 8 of this release.

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About Altera

Altera’s programmable solutions enable system and semiconductor companies to rapidly and cost-effectively innovate, differentiate and win in their markets. Find out more at www.altera.com.

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Altera, The Programmable Solutions Company, the stylized Altera logo, specific device designations and all other words that are identified as trademarks and/or service marks are, unless noted otherwise, the trademarks and service marks of Altera Corporation in the U.S. and other countries. All other product or service names are the property of their respective holder.

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ALTERA CORPORATION

GAAP AND NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data and note)

(Unaudited)

	THREE MONTHS ENDED
	September 29 2006			September 30 2005
	GAAP (2)	Adjustments (1)	Non-GAAP (2)	GAAP (2)
Net sales	$341,213	$—	$341,213	$291,530
Cost of sales	110,527	(422)	110,105	97,647

Gross margin	230,686	422	231,108	193,883

Operating expenses:
Research and development	63,604	(6,116)	57,488	49,443
Selling, general, and administrative	80,773	(8,483)	72,290	57,289

Total operating expenses	144,377	(14,599)	129,778	106,732

Income from operations	86,309	15,021	101,330	87,151
Interest and other income, net	16,539	—	16,539	11,368

Income before income taxes	102,848	15,021	117,869	98,519
Provision for income taxes	15,427	4,611	20,038	20,704

Net income	$87,421	$10,410	$97,831	$77,815

Net income per share:
Basic	$0.24		$0.27	$0.21

Diluted	$0.24		$0.27	$0.21

Shares used in computing per share amounts:
Basic	361,840		361,840	372,690

Diluted (as restated for 2005)	367,313		367,313	379,080

Tax rate	15.0%		17.0%	21.0%
% of Net Sales:
Gross margin	67.6%		67.7%	66.5%
Research and development	18.6%		16.8%	17.0%
Selling, general, and administrative	23.7%		21.2%	19.7%
Income from operations	25.3%		29.7%	29.9%
Net income	25.6%		28.7%	26.7%

Notes:

(1)	Adjustments consist of non-cash stock-based compensation expenses and related tax effects.
(2)	The GAAP and Non-GAAP income statements above include amounts related to our Nonqualified Deferred Compensation Plan (NQDC Plan). The NQDC Plan had gains of $2.1 million for the three month periods ended September 29, 2006 and September 30, 2005. Gains or (losses) were included in interest and other income, net, as well as operating expenses. There was no net impact in any period presented on income before income taxes or net income arising from this plan.

	THREE MONTHS ENDED
NQDC Impact (In Millions)	September 29 2006	September 30 2005
Increase in R&D Expense	$1.2	$0.7
Increase in SG&A Expense	0.9	1.4

Increase in Interest and other income, net	$2.1	$2.1

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ALTERA CORPORATION

GAAP AND NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data and note)

(Unaudited)

	THREE MONTHS ENDED
	June 30 2006			July 1 2005
	GAAP (2)	Adjustments (1)	Non-GAAP (2)	GAAP (2)
Net sales	$334,100	$—	$334,100	$285,477
Cost of sales	113,335	(554)	112,781	90,592

Gross margin	220,765	554	221,319	194,885

Operating expenses:
Research and development	63,904	(7,977)	55,927	55,340
Selling, general, and administrative	76,749	(10,158)	66,591	55,895

Total operating expenses	140,653	(18,135)	122,518	111,235

Income from operations	80,112	18,689	98,801	83,650
Interest and other income, net	10,781	—	10,781	8,058

Income before income taxes	90,893	18,689	109,582	91,708
Provision for income taxes	13,633	4,996	18,629	24,142

Net income	$77,260	$13,693	$90,953	$67,566

Net income per share:
Basic	$0.21		$0.25	$0.18

Diluted	$0.21		$0.25	$0.18

Shares used in computing per share amounts:
Basic	360,501		360,501	373,040

Diluted (as restated for 2005)	367,092		367,092	379,693

Tax rate	15.0%		17.0%	26.3%
% of Net Sales:
Gross margin	66.1%		66.2%	68.3%
Research and development	19.1%		16.7%	19.4%
Selling, general, and administrative	23.0%		19.9%	19.6%
Income from operations	24.0%		29.6%	29.3%
Net income	23.1%		27.2%	23.7%

Notes:

(1)	Adjustments consist of non-cash stock-based compensation expenses and related tax effects.
(2)	The GAAP and Non-GAAP income statements above include amounts related to our Nonqualified Deferred Compensation Plan (NQDC Plan). The NQDC Plan had a loss of $1.0 million and a gain of $0.7 million, respectively, for the three month periods ended June 30, 2006 and July 1, 2005. Gains or (losses) were included in interest and other income, net, as well as operating expenses. There was no net impact in any period presented on income before income taxes or net income arising from this plan.

	THREE MONTHS ENDED
NQDC Impact (In Millions)	June 30 2006	July 1 2005
(Decrease) Increase in R&D Expense	$(0.4)	$0.4
(Decrease) Increase in SG&A Expense	(0.6)	0.3

(Decrease) Increase in Interest and other income, net	$(1.0)	$0.7

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ALTERA CORPORATION

GAAP AND NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data and note)

(Unaudited)

	NINE MONTHS ENDED
	September 29 2006			September 30 2005
	GAAP (2)	Adjustments (1)	Non-GAAP (2)	GAAP (2)
Net sales	$968,143	$—	$968,143	$841,829
Cost of sales	320,968	(1,499)	319,469	272,129

Gross margin	647,175	1,499	648,674	569,700

Operating expenses:
Research and development	190,365	(22,017)	168,348	156,172
Selling, general, and administrative	233,771	(29,107)	204,664	167,518

Total operating expenses	424,136	(51,124)	373,012	323,690

Income from operations	223,039	52,623	275,662	246,010
Interest and other income, net	39,753	—	39,753	23,924

Income before income taxes	262,792	52,623	315,415	269,934
Provision for income taxes	39,418	14,195	53,613	60,787

Net income	$223,374	$38,428	$261,802	$209,147

Net income per share:
Basic	$0.62		$0.73	$0.56

Diluted	$0.61		$0.71	$0.55

Shares used in computing per share amounts:
Basic	360,607		360,607	372,870

Diluted (as restated for 2005)	367,151		367,151	379,448

Tax rate	15.0%		17.0%	22.5%
% of Net Sales:
Gross margin	66.8%		67.0%	67.7%
Research and development	19.7%		17.4%	18.6%
Selling, general, and administrative	24.1%		21.1%	19.9%
Income from operations	23.0%		28.5%	29.2%
Net income	23.1%		27.0%	24.8%

Notes:

(1)	Adjustments consist of non-cash stock-based compensation expenses and related tax effects.
(2)	The GAAP and Non-GAAP income statements above include amounts related to our Nonqualified Deferred Compensation Plan (NQDC Plan). The NQDC Plan had gains of $3.4 million and 1.6 million, respectively, for the nine month periods ended September 29, 2006 and September 30, 2005. Gains or (losses) were included in interest and other income, net, as well as operating expenses. There was no net impact in any period presented on income before income taxes or net income arising from this plan.

	NINE MONTHS ENDED
NQDC Impact (In Millions)	September 29 2006	September 30 2005
Increase in R&D Expense	$1.7	$0.7
Increase in SG&A Expense	1.7	0.9

Increase in Interest and other income, net	$3.4	$1.6

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ALTERA CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	September 29 2006	June 30 2006	December 30 2005
			(as restated)
ASSETS
Current assets:
Cash and short-term investments	$1,307,038	$1,256,809	$1,166,588
Accounts receivable, net	126,543	200,604	80,509
Inventories	93,437	77,819	70,711
Deferred compensation plan assets	66,021	63,004	61,567
Other current assets	144,072	133,272	115,826

Total current assets	1,737,111	1,731,508	1,495,201
Long-term investments	267,899	203,841	115,965
Property and equipment, net	174,804	171,951	165,999
Deferred income taxes and other assets, net	56,853	53,454	50,531

	$2,236,667	$2,160,754	$1,827,696

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and current liabilities	$285,534	$284,988	$244,385
Deferred compensation plan obligations	66,021	63,004	61,567
Deferred income and allowances on sales to distributors	330,944	367,806	258,285

Total current liabilities	682,499	715,798	564,237
Capital lease obligations	1,486	3,484	3,871
Stockholders' equity	1,552,682	1,441,472	1,259,588

	$2,236,667	$2,160,754	$1,827,696

KEY RATIOS & INFORMATION
Current Assets/Current Liabilities	3:1	2:1	3:1
Liabilities/Equity	1:2	1:2	1:2
Annualized YTD Return on Equity	21%	20%	21%
Quarterly Depreciation Expense	$6,744	$7,418	$7,038
Quarterly Capital Expenditures	$9,597	$8,062	$7,665
Annualized Sales per Employee	$514	$508	$498
Number of Employees	2,649	2,594	2,361
Inventory MSOH (a): Altera	2.5	2.1	2.3
Inventory MSOH (a): Distribution	1.3	1.5	1.4
Days Sales Outstanding	34	55	26

(a)	MSOH: Months Supply On Hand

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ALTERA CORPORATION

REVENUE SUMMARY

(Unaudited)

	Q3'06	Q2'06	Q3'05	Q-Q Growth	Y-Y Growth
Geography
North America	23%	25%	24%	-6%	12%

Europe	27%	24%	25%	13%	27%
Japan	22%	24%	25%	-4%	5%
Asia Pacific	28%	27%	26%	6%	24%

International	77%	75%	76%	5%	19%

Total	100%	100%	100%	2%	17%

Product Category
New	21%	17%	10%	26%	142%
Mainstream	36%	36%	38%	1%	10%
Mature & Other	43%	47%	52%	-6%	-2%

Total	100%	100%	100%	2%	17%

Market Segment
Communications	41%	44%	40%	-3%	21%
Industrial	33%	34%	33%	-2%	15%
Consumer	15%	13%	16%	11%	5%
Computer & Storage	11%	9%	11%	27%	25%

Total	100%	100%	100%	2%	17%

FPGAs and CPLDs
FPGA	71%	70%	70%	5%	19%
CPLD	19%	21%	19%	-11%	16%
Other	10%	9%	11%	14%	7%

Total	100%	100%	100%	2%	17%

Product Category Description

Category	Products
New	Stratix II, Stratix II GX, Cyclone II, MAX II, HardCopy and HardCopy II

Mainstream	Stratix, Stratix GX, Cyclone, and MAX 3000A

Mature & Other	Classic, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, FLEX 6000, FLEX 8000, FLEX 10K, FLEX 10KA, FLEX 10KE, APEX 20K, APEX 20KE, APEX 20KC, APEX II, ACEX 1K, Mercury, Excalibur, configuration and other devices, intellectual property cores, and software and other tools

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